UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2006
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Directors' Deferred Compensation Plan

On March 1, 2006, the Board of Directors of Chesapeake Corporation ("Chesapeake" or the "Company") approved the Chesapeake Corporation Directors' Deferred Compensation Plan (the "Plan"). The Plan amends and restates the Chesapeake Corporation Directors' Stock Option and Deferred Compensation Plan which was approved by the Company's stockholders in 1996 to (i) eliminate the provisions authorizing annual stock option grants to non-employee directors, (ii) allow the deferral of all or a portion of retainer fees paid in stock of the Company and (iii) comply with the requirements of Section 409A of the Internal Revenue Code (relating to deferred compensation plans).

The Plan, filed as Exhibit 10.1 hereto, is incorporated herein by reference.

Stock Awards to Non-Employee Directors

On March 1, 2006, the Board of Directors approved awards of shares of the common stock of the Company under the Company's 2005 Incentive Plan to non-employee directors in office on April 12, 2006. Each non-employee director, except Mr. Buchan, will receive an award of 1,250 shares. Mr. Buchan, who was first elected to the Board of Directors on October 11, 2005, will receive an award of 625 shares.

2005 Annual Incentive Awards

On March 1, 2006, the Committee of Independent Directors of the Board of Directors of the Company approved a 2005 annual incentive award for the Chief Executive Officer and on February 28, 2006 the Executive Compensation Committee of the Board of Directors of the Company approved 2005 annual incentive awards for the other executive officers of the Company as follows:

Executive Officer	Title	2005 Annual Incentive Award

Andrew J. Kohut	President & Chief Executive Officer	$67,661
Neil Rylance	Executive Vice President - European Packaging	41,133 pounds sterling
J.P. Causey Jr.	Executive Vice President, Secretary & General Counsel	$40,500
Joel K. Mostrom	Senior Vice President & Chief Financial Officer	$33,136

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Article IV, Section 5 of the Bylaws of the Company was amended on March 1, 2006 to permit notices of Board of Directors meetings to be given by electronic transmission.

A copy of the amended Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

3.1	Bylaws, as amended effective March 1, 2006

10.1	Directors' Deferred Compensation Plan effective January 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: March 7, 2006	BY:	/s/ J. P. Causey, Jr.
J. P. Causey, Jr.
Executive Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1
Bylaws, as amended effective March 1, 2006

10.1
Directors' Deferred Compensation Plan effective January 1, 2005